UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2004

                           IMMTECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      8733                   39-1523370
      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code:  (847) 573-0033

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Pricing of Public Offering

            On July 26, 2004, Immtech International, Inc. (the "Registrant") entered into an Underwriting Agreement (the "Underwriting Agreement") with Jefferies & Company, Inc. The Underwriting Agreement relates to the offering and sale of up to 899,999 shares of the Registrant's common stock under the Registrant's Registration Statement on Form S-3 (Nos. 333-108278 and 333-117677). The sale is scheduled to close on July 30, 2004. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Report on Form 8-K.

            Exhibit 5.1 to this Report on Form 8-K sets forth the opinion of Cadwalader, Wickersham & Taft LLP with respect to 150,000 shares to be sold pursuant to the Underwriting Agreement which were registered on Form S-3 pursuant to Rule 462(b) under the Securities Act of 1933 (No. 333-117677) and filed with the U.S. Securities and Exchange Commission on July 26, 2004.

            A press release announcing the sale of the shares is filed as
Exhibit 99.1

Item 7. Financial Statements and Exhibits.

      (c) The following exhibits are filed with this report:

  Exhibit Number                            Description
------------------ -------------------------------------------------------------
       1.1         Form of Underwriting Agreement

       5.1         Opinion of Cadwalader, Wickersham & Taft LLP dated July 26,
                   2004

       99.1        Press Release dated July 27, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH INTERNATIONAL, INC.


                                         By: /s/ T. Stephen Thompson
                                            ------------------------------------
                                         Name:  T. Stephen Thompson
                                         Title: Chief Executive Officer and
                                                President

Dated:  July 27, 2004